SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission
      Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-12

WHITE ELECTRONIC DESIGNS CORPORATION

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
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☐ Fee computed per Exchange Act Rules 14a-6(i)(1) and 0-11.
☐ Fee paid previously with preliminary materials:

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
VOTING RIGHTS AND SOLICITATION
PROPOSAL 1
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
OPTION/SAR GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION/SAR EXERCISES IN THE LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
REPORT OF THE COMPENSATION COMMITTEE
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
STOCK PRICE PERFORMANCE GRAPH
INDEPENDENT ACCOUNTANTS’ FEES AND SERVICES
REPORT OF THE AUDIT COMMITTEE
PRINCIPAL SHAREHOLDERS AND SECURITY OWNERSHIP BY MANAGEMENT
CERTAIN TRANSACTIONS
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER MATTERS
SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING
Appendix A
Appendix B
PROXY

WHITE ELECTRONIC DESIGNS CORPORATION
3601 East University Drive
Phoenix, Arizona 85034

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on March 3, 2004

To the Shareholders of White Electronic Designs Corporation:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of White Electronic Designs Corporation, an Indiana corporation (“Corporation”), will be held at the headquarters of White Electronic Designs Corporation, 3601 East University Drive, Phoenix, Arizona 85034, on March 3, 2004, at 11:00 A.M., Mountain Standard time, for the following purposes:

1.	To elect seven directors of the Corporation; and

2.	To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on January 16, 2004, as the record date for the determination of shareholders that are entitled to notice of and to vote at the meeting, or any adjournments thereof. We cordially invite you to attend the Annual Meeting.

By Order of the Board of Directors,

WILLIAM J. RODES Secretary and Treasurer

Phoenix, Arizona
January 23, 2004

YOUR VOTE IS IMPORTANT

YOU ARE URGED TO SPECIFY YOUR CHOICES, DATE AND SIGN THE ACCOMPANYING PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

WHITE ELECTRONIC DESIGNS CORPORATION
3601 E. University Drive
Phoenix, Arizona 85034

PROXY STATEMENT
for
ANNUAL MEETING OF SHAREHOLDERS
March 3, 2004

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (“Board”) of White Electronic Designs Corporation, an Indiana corporation (the “Corporation”), to be used at the Annual Meeting of Shareholders of the Corporation, to be held at the offices of White Electronic Designs Corporation, 3601 East University Drive, Phoenix, Arizona 85034, on March 3, 2004, at 11:00 A.M., Mountain Standard time, and at any adjournments thereof, pursuant to the accompanying Notice of Annual Meeting of Shareholders. These proxy materials were first mailed on or about January 23, 2004, to all of the Corporation’s shareholders entitled to vote at the Annual Meeting of Shareholders.

VOTING RIGHTS AND SOLICITATION

Voting

     You are requested to complete, date and sign the accompanying proxy and return it promptly to the Corporation in the enclosed envelope. The Board has fixed the close of business on January 16, 2004, as the record date for the determination of shareholders that are entitled to notice of and to vote at the Annual Meeting. On the record date, there were approximately 24,164,574 outstanding shares of the Corporation’s Common Stock, stated value $0.10 per share (“Common Stock”). Each shareholder of record on January 16, 2004 is entitled to one vote for each share of Common Stock held by such shareholder on that date. A majority of the outstanding shares of the Common Stock must be present or represented by proxy at the Annual Meeting in order to have a quorum. Directors of the Corporation are elected by a plurality of the votes cast by the shares present in person or by proxy at the Annual Meeting and entitled to vote. For any other matter which may properly come before the meeting, approval is obtained if the votes cast in favor exceed the votes cast in opposition.

     Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections appointed for the meeting and such Inspector will determine whether or not a quorum is present. The Inspector of Elections will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter. Accordingly, abstentions and broker non-votes will have no effect on any matter voted upon at the Annual Meeting.

Proxies

     Whether or not you are able to attend the Annual Meeting, you are urged to vote your proxy, which is solicited by the Corporation’s Board of Directors and which will be voted as you direct on your proxy when properly completed. In the event that no directions are specified, such proxies will be voted FOR the nominees of the Board of Directors (Proposal 1) and in the discretion of the proxy holders, as to other matters that may properly come before the Annual Meeting. The proxy may be revoked at any time before it is voted by (i) delivering written notice to the Secretary of the Corporation prior to the start of the meeting, (ii) duly executing and delivering a proxy bearing a later date, or (iii) attending the meeting and voting in person.

Solicitation of Proxies

     The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting and the enclosed proxy will be borne by the Corporation. In addition to the solicitation of proxies by use of the mails, the Corporation will utilize its stock transfer agent, American Stock Transfer and Trust Corporation, to assist in the solicitation at an additional cost of approximately $12,500. The Corporation also may utilize the services of some of its officers and regular employees (who will receive no additional compensation therefore) to solicit proxies personally and by telephone. The Corporation will request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy materials to their principals and to request authority for the execution of proxies, and will reimburse such persons for their expenses in so doing.

PROPOSAL 1

ELECTION OF DIRECTORS

     Seven directors of the Corporation will be elected to the Board at the Annual Meeting. Each director will be elected to serve in accordance with the By-Laws of the Corporation until the next annual meeting of shareholders and until his successor is duly elected and qualified. Directors are elected by a plurality of the votes cast, meaning that the seven persons who receive the largest number of the votes cast for the election of directors will be elected directors, assuming there is a quorum present. The Corporation’s Board of Directors is presently comprised of seven members.

Nominees for Election as Directors

     It is the intention of the proxy holders to vote the enclosed proxy for election as directors the following persons: Norman T. Hall, Thomas M. Reahard, Hamid R. Shokrgozar, Thomas J. Toy, Edward A. White, Jack A. Henry, and Paul D. Quadros. Each of Messrs. Hall, Reahard, Shokrgozar, Toy and White have previously been elected to the Board by the shareholders. Each of Messrs. Henry and Quadros were first elected to the Board in January, 2004 for terms expiring at the Annual Meeting. The Board has no reason to believe that any of the nominees will not be available for election as a director. However, should any of them become unwilling or unable to accept election, it is intended that the individuals named in the enclosed proxy may vote for the election of such other person or persons as the Board may recommend.

Business Experience

     Set forth below is certain information concerning the nominees for election to the Board.

Name and Age	Biographical Information

Norman T. Hall (50)	Norman T. Hall has served on our Board since October 1998. Mr. Hall has been a partner in Alliant Partners since 1990, an investment banking firm specializing in mergers, acquisitions and divestitures, as well as private debt and equity financings for growth or acquisitions. Mr. Hall currently also serves as a director of Atmel Corporation, a semiconductor manufacturer. Mr. Hall holds a Juris Doctorate and Masters of Business Administration from Golden Gate University, a Ph.D. and Masters of Science from the University of Hawaii, and a Bachelors of Science from the University of Alberta. He is a member of the State Bar of California.

Thomas M. Reahard (51)	Thomas M. Reahard has served on our Board since November 1995. Mr. Reahard has been the Chairman and Chief Executive Officer of Symmetry Software/Scottsdale.com Corporation, a computer software development corporation, since 1984. Mr. Reahard holds a Bachelors of Science in Industrial Engineering from Cornell University and a Masters of Science in Industrial Engineering from the University of Missouri.

Hamid R. Shokrgozar (43)	Hamid R. Shokrgozar has been our President and Chief Executive Officer since October 1998 and the Chairman of our Board since August 2000. Mr. Shokrgozar served as a Director and as President and Chief Executive Officer of Bowmar, from January 1998 until the merger of Bowmar and EDI in October 1998. Mr. Shokrgozar served as President of White Microelectronics, the largest division of Bowmar, from June 1993 to December 1997 and as its Vice President of Engineering and Technology from July 1988 to June 1993. Mr. Shokrgozar also served as Chairman of the American Electronic Association (AEA), Arizona Council, during fiscal years 1999 and 2000. In addition, Mr. Shokrgozar holds a United States Patent for the invention of “Stacked Die Carrier Assembly.” Mr. Shokrgozar holds a Bachelors of Science in Electrical Engineering from California State University Fullerton.

Thomas J. Toy (48)	Thomas J. Toy has served on our Board since October 1998. Mr. Toy is also Managing Director of PacRim Venture Partners, a venture capital firm he co-founded in 1999. Previously, he was at Technology Funding, a venture capital firm, from January 1987 to March 1999. While at

Name and Age	Biographical Information

Technology Funding, Mr. Toy was a Partner and Managing Director of Corporate Finance and Chairperson of the firm’s investment committee. Mr. Toy also serves as a director of UTStarcom, a manufacturer of wireless communications equipment as well as several private companies. Mr. Toy holds Bachelors of Arts and Masters of Management degrees from Northwestern University.

Edward A. White (76)	Edward A. White has served on our Board since we were founded as Bowmar in September 1951. Mr. White is currently the Vice Chairman of the Board. Mr. White previously served as Chairman of our Board from September 1983 to October 1998. Mr. White founded us in September 1951 and served as our President and Chief Executive Officer from June 1980 to May 1986. Mr. White holds a Bachelors of Science in Engineering from Tufts University.

Jack A. Henry (60)	Jack A. Henry began his career with Arthur Andersen LLP and held positions in Detroit, Michigan, San Jose, California, Seattle, Washington and Phoenix, Arizona. In 2000, Mr. Henry retired as Managing Partner of the Phoenix office and formed Sierra Blanca Ventures LLC, a private advisory and investment firm. Mr. Henry currently serves on the Board of Directors of Vodavi Technology, Inc., Harris Bank Arizona and American AgCredit, a member of the U.S. farm credit system. Mr. Henry previously served on the Boards of Directors of Simula, Inc., and SOS Staffing Services, Inc., both public companies. Mr. Henry has served in a variety of community positions including chairman of the Arizona Chamber of Commerce and Greater Phoenix Leadership. Mr. Henry attended the U.S. Naval Academy and holds both a Bachelors and Masters of Business Administration from the University of Michigan.

Paul D Quadros (56)	Paul D. Quadros is a co-founder and has served since 1998 as Chairman of the Board of CorAutus Genetics, a cardiovascular gene therapy company. In 1995, Mr. Quadros co-founded GenStar Therapeutics and served as its President and Chief Executive Officer through a milestone partnering agreement with Baxter Healthcare in 1998. Since 1998 he has been that company’s Chairman. Mr. Quadros also served as Chief Financial Officer of GenStar from inception through 2003. He has been a Managing Partner of Tenex Greenhouse Ventures Ltd., a life-science venture capital fund. He has also served as a director of several private companies. Mr. Quadros was co-founder and served at various times from 1991-2001 as Chairman of the Board and Audit/Compensation Committee Chairman of Cardiac Science. He has a Bachelors of Arts in Finance from California State University Fullerton and a Masters of Business Administration from the Anderson School at UCLA.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF ALL OF THE ABOVE NAMED NOMINEES AS DIRECTORS OF THE CORPORATION.

Meetings and Committees of the Board

     The Board met six times during fiscal 2003. Each current director of the Corporation that was then a director attended at least 75 percent of the total number of meetings of the Board and each committee on which each director served during fiscal 2003. The Board of Directors has three standing committees, the Audit Committee, Compensation Committee, and Corporate Governance and Nominating Committee.

     The Audit Committee is responsible for reviewing the accounting principles, policies and practices followed by the Corporation in accounting for and reporting its financial results of operations, and for selecting and meeting with the Corporation’s independent accountants. The Committee meets from time to time with members of the Corporation’s accounting staff who perform internal audit functions and also, among other things, reviews the financial, investment and risk management policies followed by the Corporation in conducting its business activities; the Corporation’s annual financial statements; the Corporation’s internal financial controls; and the performance and compensation of the Corporation’s independent accountants. The Audit Committee operates under a written Audit Committee Charter adopted by the Board, attached to this Proxy Statement as Appendix A. During fiscal 2003, the Audit Committee consisted of Mr. Thomas M. Reahard (Chairman), Mr. Norman T. Hall, and Mr. Thomas J. Toy and met four times. The Board has determined that each of the members of the Audit Committee is independent as defined under Rule 4200(a)(15) of the National Association of Securities Dealers’ (“NASD”) listing standards. In addition, Mr. Jack A. Henry, who was recently elected to the Board, serves as the Audit Committee financial expert, as defined by Securities and Exchange Commission (“SEC”) regulations and is considered independent under the NASD’s listing standards. The report of the Audit Committee is set forth below under the heading “Audit Committee Report.”

     The Compensation Committee is responsible for reviewing the compensation arrangements in effect for the Corporation’s executive officers and for administering all of the Corporation’s stock option plans. During fiscal 2003, the Compensation Committee consisted of Mr. Norman T. Hall (Chairman) and Mr. Thomas M. Reahard, and met four times. The report of the Compensation Committee is set forth below under the heading “Report of the Compensation Committee.”

     The Corporate Governance and Nominating Committee is responsible for identifying qualified individuals to become members of the Board and recommending Board nominees and nominees for each of the Board’s committees, recommending to the Board corporate governance principals and practices, and leading the Board in an annual review of its performance and the performance of the Board’s committees. The Committee will consider director nominee recommendations by shareholders, provided the names of such nominees, accompanied by relevant biographical information, are properly submitted in writing to the Secretary of the Corporation in accordance with the manner described for shareholder nominations below under the heading “Shareholder Proposals for 2005 Annual Meeting”. To be considered by the committee, each nominee, whether submitted by a shareholder or this committee, must have a strong professional or other background with a reputation for integrity and responsibility. Each nominee must have experience relevant to the Corporation’s business in such areas (among others) as manufacturing, technology, research and development, finance or product marketing. The nominee must be able to commit sufficient time to appropriately prepare for, attend and participate in all Board and applicable Board committee meetings, as well as the annual meeting of shareholders, and must not have any conflicts of interest with the Corporation. The Corporate Governance and Nominating Committee will also require a certain number of director nominees to be independent as defined under the NASD listing standards, and that at least one member of the Audit Committee be a financial expert. The committee will seek recommendations from outside legal, accounting and other advisors in order to locate qualified nominees. All nominees, whether submitted by a shareholder or the Committee, will be evaluated in the same manner by the Committee, based upon their qualifications, experience, interpersonal and other relevant skills.

     The Corporate Governance and Nominating Committee was formed in November 2003, after the end of fiscal 2003. Thus, it did not meet in fiscal 2003. It operates under a written Corporate Governance and Nominating Committee Charter adopted by the Board, attached to this Proxy Statement as Appendix B. The members of the Corporate Governance and Nominating Committee are Thomas M. Reahard (Chairman), Thomas J. Toy and Edward A. White. The Board has determined that each of the members of the Corporate Governance and Nominating Committee is independent as defined under Rule 4200(a)(15) of the NASD listing standards.

Director Compensation

     For fiscal 2003, each of the directors of the Corporation who were not also officers of the Corporation were paid (i) $3,000 per quarter, (ii) $500 for each Board and committee meeting attended, and (iii) reimbursements for related expenses. As Vice Chairman, Mr. White received $12,000 per quarter and $4,000 for supplemental medical benefits. Each of the outside directors are granted options to acquire additional shares of Common Stock under the Corporation’s 2001 Directors Stock Plan at a price equal to 100% of the fair market value of the Common Stock as of the close of business on the date of grant upon their initial election to the Board. In addition, in May of fiscal 2003, options to acquire 15,000 shares were granted to each of the then serving directors. Under the Plan, each award of options vests in equal pro rata amounts over three years.

Shareholder Communications with Board

     The Board allows shareholders to send communications to the Board through its Corporate Governance and Nominating Committee. All such communications, except those related to shareholder proposals which are discussed below under the heading “Shareholder Proposals for 2005 Annual Meeting”, must be sent to the Chairman of the Corporate Governance and Nominating Committee at the Corporation’s offices at 3601 East University Drive, Phoenix, Arizona 85034. All Board members are strongly encouraged to attend the Annual Meeting of Shareholders. All Board members were present at the 2003 Annual Meeting of Shareholders.

EXECUTIVE COMPENSATION

     The following table sets forth the annual and long-term compensation for services rendered in all capacities to the Corporation during the 2003, 2002 and 2001 fiscal years of those persons who were (i) the chief executive officer during fiscal 2003, and (ii) the other most highly compensated executive officers during fiscal 2003 whose salary and bonus exceeded $100,000 (the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

				Long Term
Annual Compensation				Compensation Awards

Name and Principal			Bonus	Securities Underlying	All Other
Position	Year	Salary ($)	($)(1)	Options/SAR’s (#)	Compensation ($)

Hamid R. Shokrgozar President, Chief	2003	450,000	-0-	—	61,471	(2)
Executive Officer,	2002	350,000	300,000	—	60,321	(2)
Chairman of the Board	2001	318,637	100,000	300,000	53,609	(2)
William J. Rodes Vice-President, Chief	2003	160,000	15,000		13,784	(3)
Accounting Officer,	2002	108,078	70,000		10,005	(3)
Secretary, Treasurer	2001	94,463	30,000	50,000	9,723	(3)
Dante V. Tarantine Vice-President, Sales & Marketing	2003	160,000	70,000	—	13,082	(4)

1)	Bonuses were paid in accordance with the policy established by the Board and the Compensation Committee. See “Report of the Compensation Committee” elsewhere in this Proxy Statement.

2)	The amount consists of $32,896 of unused vacation payout in 2003, $32,249 in 2002 and $31,812 in 2001; $18,200 for car allowance in 2003, $18,200 in 2002 and $12,000 in 2001, $4,000, $4,000 and $4,000 for supplemental medical payments, in 2003, 2002 and 2001, respectively; $6,000, $5,500 and $5,400 for matching contribution payments to the 401(k) Plan in 2003, 2002 and 2001, respectively; and $375, $372 and $397 for life insurance premiums in 2003, 2002 and 2001, respectively.

3)	The amount consists of $2,418 of unused vacation payout in 2003; $6,600 for car allowance in 2003, $6,600 in 2002 and $6,600 in 2001, respectively. $4,573, $3,300 and $3,039 for matching contribution payments to the 401(k) Plan in 2003, 2002 and 2001, respectively; and $193, $105 and $84 for life insurance premiums in 2003, 2002 and 2001, respectively.

4)	The amount consists of $8,400 for automobile allowance; $4,410 for matching contribution payments to the 401(k) plan and $272 for life insurance premiums.

Option Grants in 2003

     In fiscal 2003, the Named Executive Officers were granted the following options.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

					Potential Realizable Value At
					Assumed Annual Rates of Stock
					Price Appreciation For Option
Individual Grants					Term

	Number of	Percent of Total
	Securities	Options/SARs	Exercise
	Underlying	Granted To	of Base
	Option/SARs	Employees In	Price	Expiration
Name	Granted (#)	Fiscal Year	($/Sh)	Date	5%($)	10% ($)

Hamid R. Shokrgozar	0	—	—	—	—	—
William J. Rodes	0	—	—	—	—	—
Dante V. Tarantine	0	—	—	—	—	—

Option Exercises and Fiscal Year-End Values

     The following table sets forth certain information with respect to the options to purchase the Corporation’s Common Stock which are held by the Named Executive Officers:

AGGREGATED OPTION/SAR EXERCISES IN THE LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

	Shares		Number of Securities	Value of Unexercised In-the-
	Acquired on	Value	Underlying Unexercised	Money-Options at Fiscal Year-
	Exercise	Realized	Options at Fiscal Year-End	End

Name			Exercisable/Unexercisable	Exercisable/Unexercisable

Hamid R. Shokrgozar	1,000	$7,943	694,207/119,793	$5,744,519/$750,584
William J. Rodes	0	N/A	45,999/20,001	$323,903/$130,837
Dante V. Tarantine	0	N/A	109,624/21,876	$924,611/$135,461

REPORT OF THE COMPENSATION COMMITTEE

     The following Report of the Compensation Committee does not constitute soliciting materials and should not be deemed filed or incorporated by reference into any other filing by the Corporation under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent specifically incorporated into this Report.

     The Compensation Committee is composed entirely of independent, non-employee members of the Board. The Committee reviews and approves each of the elements of the executive compensation program and periodically assesses the effectiveness and competitiveness of the program in total. In addition, the Committee administers the key provisions of the executive compensation program and reviews with the Board the compensation program for the Corporation’s executives. The Committee has furnished the following report on executive compensation.

Overview and Philosophy

     Our executive compensation program is primarily comprised of base salary, performance based bonuses and equity-based incentives in the form of stock option grants. The Committee retained, without change in fiscal 2003, other elements of executive compensation. These included health, life and disability insurance, an automobile allowance and supplemental medical expense coverage.

     We believe that the interests of executive officers should be directly aligned with those of the stockholders. Our philosophy is to pay base salaries and bonuses to executives that enable us to attract, motivate and retain highly qualified executives and to motivate executives to achieve the Corporation’s business goals and recognize individual contributions. Stock option grants are intended to result in no reward if the stock price does not appreciate, but may provide substantial rewards to executives as shareholders benefit from stock price appreciation. These grants are primarily designed to provide incentives for superior long-term future performance. The Corporation does not use a formula to weigh the various factors it considers in connection with executive compensation.

Base Salary

     Each executive officer receives a base salary which, when aggregated with their maximum incentive compensation, is intended to be competitive with similarly situated executives in similar industry positions. In determining salaries, we also take into account individual experience and performance and our specific needs. The Committee applied these subjective standards in determining the Chief Executive Officer’s compensation. The Board and the Committee reviewed and accepted the Chief Executive Officer’s recommendations regarding the compensation of the other executive officers.

Executive Bonuses

     The Corporation’s executive officers are eligible for an annual cash bonus. The Committee establishes individual and corporate performance objectives at the beginning of each year. Eligible executives are assigned target bonus levels. The corporate performance measure for bonus payments for fiscal year 2003 was based on the Corporation’s pre-tax profitability.

Equity-based Incentives

     We believe that it is important for our executive officers to have an equity stake in the Corporation. We make stock option grants to key executives from time to time. In awarding stock option grants, we review the level of grants to executives at other similarly situated companies, the awards granted to our other executives and the individual officer’s specific role at the Corporation. The Corporation did not award options to the executive officers in fiscal 2003.

Other Benefits

     Executive officers are eligible to participate in benefit programs designed for all full-time employees. These programs include medical, disability and life insurance, our employee stock purchase plan and a qualified retirement program allowed under Section 401(k) of the Internal Revenue Code, as amended.

CEO Compensation Fiscal 2003

     Pursuant to his employment agreement with the Corporation, Mr. Shokrgozar was paid a base salary of $450,000 in fiscal 2003. In determining Mr. Shokrgozar’s compensation for 2003, the Compensation Committee included both cash-based and equity-based elements and made an overall assessment of the leadership in achieving our near term and long term strategic, operational and business goals. Mr. Shokrgozar’s total compensation package reflected consideration of competitive forces, individual performance and our performance. No specific weights were assigned to these categories. Although the fiscal 2003 pre-tax profitability exceeded the fiscal year targets set by the Board for the Corporation, Mr. Shokrgozar did not receive a bonus for fiscal 2003 as the amount the Corporation had available for such bonus was allocated to other employees of the Corporation.

Internal Revenue Code Section 162(m)

     In 1994, the Internal Revenue Code was amended to add a limitation on the tax deduction a publicly held corporation may take on compensation aggregating more than $1 million for selected executives in any given year. The law and related regulations are subject to numerous qualifications and exceptions. Gains realized on non-qualified stock options, or incentive stock options that are subject to a “disqualifying disposition,” are subject to the tax limitation unless they meet certain requirements. To date, we have not been subject to the deductibility limitation and our general policy is to structure our equity based compensation to comply with the exception to the limitation.

     This report is made by Norman T. Hall (Chairman) and Thomas M. Reahard who served on our Compensation Committee during fiscal 2003.

Norman T. Hall, (Chairman) Thomas M. Reahard

Employment Agreements

     The Corporation has entered into an employment agreement with Mr. Shokrgozar, who is employed as the President and Chief Executive Officer of the Corporation.

     Mr. Shokrgozar’s current agreement provides a term ending February 22, 2004, and renewing automatically for subsequent two-year terms unless 90 days prior to the renewal date, either the Corporation or Mr. Shokrgozar notifies the other of its intention not to renew. The agreement provides for an annual base salary of $350,000, which may be increased at the discretion of the Compensation Committee and was increased to $450,000 as of October 2002, an annual bonus to be determined by the Corporation’s Compensation Committee and participation by Mr. Shokrgozar in the Corporation’s fringe benefit programs generally available to its senior executives. In the event of a termination for cause, the Corporation is required to pay Mr. Shokrgozar only his unpaid salary and those amounts earned by or accrued for his benefit under the Corporation’s plans to the date of termination. In the event of a termination without cause, or the Corporation elects not to renew the agreement, the Corporation is required to pay to Mr. Shokrgozar a lump sum severance payment equal to two times the sum of Mr. Shokrgozar’s highest annual base salary and highest annual bonus/incentive compensation. The agreement also provides in such circumstance for the continuation of his benefits for a period of at least 18 months, provision of executive-level outplacement services and the immediate vesting of his options then exercisable for a period of 18 months after termination. Mr. Shokrgozar’s agreement includes special provisions in the event of a “Change in Control” (as defined in the agreement). Specifically, Mr. Shokrgozar’s employment term would automatically extend for a period of 18 months. During that term, Mr. Shokrgozar could terminate his agreement if his duties were materially changed, his annual compensation was decreased, he was required to relocate or the Corporation’s successor failed to assume the Corporation’s obligations under the agreement. In the event of such a termination, Mr. Shokrgozar is entitled to a lump sum severance payment equal to three times his highest annual base salary and highest annual bonus/incentive compensation as well as the continuing benefits provided in the event of a termination without cause by the Corporation.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Corporation retained Alliant Partners in fiscal 2003 to act as a financial adviser in connection with the acquisition of Interface Data Systems, Inc. As compensation for their service, the Corporation paid Alliant Partners a fee of $250,000. Norman T. Hall, a director of the Corporation since October 1998 and Chairman of the Compensation Committee, is a partner at Alliant Partners.

STOCK PRICE PERFORMANCE GRAPH

     The following graph illustrates a comparison of the cumulative total shareholder return (change in stock price plus reinvested dividends) of (i) the Corporation’s Common Stock, (ii) the NASDAQ National Market Index and (iii) the Standard and Poor’s Aerospace & Defense Index, from September 27, 1998 through September 27, 2003 (the end of the Corporation’s 2003 fiscal year). On June 8, 2000, the Corporation began trading on the NASDAQ National Market, and has therefore included the NASDAQ National Market Index as a replacement for the AMEX Market Value Index, which was used through fiscal 2001. The Corporation has provided the Standard and Poor’s Aerospace Defense Index as an additional basis for comparison because the Standard and Poor’s Aerospace and Defense Index includes companies that sell products to the aerospace and defense industries, which are the industries where the Corporation makes a majority of its sales.

     The graph assumes that $100 was invested on September 27, 1998, in the Corporation’s Common Stock and in each of the comparison indices, and assumes all dividends paid were reinvested. The comparisons in the graph are required by the Securities and Exchange Commission and are not intended to be forecasts or be indicative of possible future performance of the Corporation’s Common Stock.

INDEXES	Cumulative Total Return

	9/98	9/99	9/00	9/01	9/02	9/03
WHITE ELECTRONIC DESIGNS	100.00	233.33	1291.20	348.62	805.92	1156.70
NASDAQ STOCK MARKET (U.S.)	100.00	163.12	217.03	88.74	69.90	106.49
S & P AEROSPACE & DEFENSE	100.00	120.73	121.52	97.78	107.90	110.11

INDEPENDENT ACCOUNTANTS’ FEES AND SERVICES

     PricewaterhouseCoopers LLP served as auditors of the Corporation and its subsidiaries for the fiscal year ended September 27, 2003. The Audit Committee has not determined the principal accountants for the current year, pending review by the Audit Committee with its new financial expert. Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will be given the opportunity to make a statement if they desire to do so. They will also be available to respond to appropriate questions.

Fees Billed to the Corporation by PricewaterhouseCoopers LLP

All of the services described below were approved by the Audit Committee.

	FY 2002	FY 2003

Audit Fees	$200,124	$544,707
Audit-Related Fees	$41,502	$70,560
Tax Fees	$299,880	$276,704
All Other Fees
Total Fees	$541,506	$891,971

Audit Fees. These are fees billed for professional services rendered for the audit of the Corporation’s financial statements, review of the financial statements included in the Corporation’s quarterly reports, and services that are normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings or engagements such as fees relating to registration statements and common stock offerings, the review of documents filed with the Securities Exchange Commission, comfort letters and consents associated with such statements.

     Audit-Related Fees. These are fees for assurance and related services performed by PricewaterhouseCoopers LLP that are reasonably related to the performance of the audit or review of the Corporation’s financial statements and are not reported under “Audit Fees.” These services include employee benefit plan audits, accounting consultations in connection with acquisitions, and consultations concerning financial accounting and reporting standards.

     Tax Fees. These are fees for professional services performed by PricewaterhouseCoopers LLP with respect to tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and local tax compliance, tax audit defense, mergers and acquisitions, and tax planning.

     All Other Fees. The Corporation did not engage PricewaterhouseCoopers LLP to perform any other services during fiscal 2002 or 2003.

     Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors. The Audit Committee is responsible to review and pre-approve both audit and permissible non-audit services to be provided by the independent auditor. This pre-approval duty may be delegated to one or more designated members of the Audit Committee, provided that any pre-approval given by such delegate(s) must be reported to the Audit Committee at its next regularly scheduled meeting. The Audit Committee’s pre-approval policies and procedures are included within the Audit Committee Charter attached hereto as Appendix A.

     The Audit Committee has determined that the provision of the foregoing services and the related fees are compatible with maintaining PricewaterhouseCoopers LLP’s independence from the Corporation.

REPORT OF THE AUDIT COMMITTEE

     The following Report of the Audit Committee does not constitute soliciting materials and should not be deemed filed or incorporated by reference into any other filing by the Corporation under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent specifically incorporated into this Report.

          The Audit Committee of the Board of Directors has furnished the following report on the Corporation’s audit procedures and its relationship with its independent accountants for the twelve-month period ending September 27, 2003.

     The Audit Committee has reviewed and discussed with the Corporation’s management and PricewaterhouseCoopers LLP the audited financial statements of the Corporation contained in the Corporation’s Annual Report on Form 10-K for the Corporation’s 2003 fiscal year. The Audit Committee has also discussed with PricewaterhouseCoopers LLP the matters required to be discussed pursuant to SAS No. 61 (Codification of Statements on Auditing Standards, AU Section 380), which includes, among other items, matters related to the conduct of the audit of the Corporation’s financial statements.

     The Audit Committee has received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), and has discussed with PricewaterhouseCoopers LLP its independence from the Corporation.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Corporation’s Annual Report on Form 10-K for its 2003 fiscal year for filing with the SEC.

Thomas M. Reahard, (Chairman) Norman T. Hall Thomas J. Toy

PRINCIPAL SHAREHOLDERS AND SECURITY OWNERSHIP BY MANAGEMENT

     The following table sets forth the beneficial ownership of the Corporation’s Common Stock for (i) each of the Corporation’s current directors; (ii) each of the Corporation’s Named Executive Officers; (iii) all of the beneficial owners of more than five percent of the Common Stock; and (iv) all directors and executive officers of the Corporation as a group. All such information reflects beneficial ownership as of January 16, 2004, as known by the Corporation.

	Number of Shares Beneficially
Name and Address of Beneficial Owner(1)	Owned(2)		Percent of Class(3)

Norman T. Hall	113,086	(4)	*
Thomas M. Reahard	72,500	(5)	*
Hamid R. Shokrgozar	750,625	(6)	3.12%
Thomas J. Toy	47,500	(7)**	*
Edward A. White	748,066	(8)**	3.11%
Jack A. Henry			*
Paul D. Quadros			*
William J. Rodes	52,666	(9)	*
Dante V. Tarantine	119,133	(10)	*

Directors and executive officers as a group (9 persons)	1,903,576		7.91%

*	Represents less than 1% of the class.

**	Subject to a Rule 10b5-1 Plan.

1)	Unless otherwise noted, the address of each listed shareholder is 3601 East University Drive, Phoenix, Arizona, 85034.

2)	Unless otherwise noted, the Corporation believes that all persons named in the table have sole voting and investment power with respect to all shares of the Common Stock that are beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days upon the exercise of options or other such rights.

3)	Each owner’s percentage ownership is determined by assuming that options held by such person (but not those held by any other person), which are exercisable within 60 days, have been exercised.

4)	Includes options to purchase 40,086 shares of Common Stock granted under the Electronic Designs, Inc. Plan; 10,000 shares of Common Stock granted under the Corporation’s 1992 Non-Qualified Stock Option Plan for Non-Employee Directors; and options to purchase 37,500 shares of Common Stock granted under the Corporation’s 2001 Directors Stock Option Plan.

5)	Includes options to purchase 32,000 shares of Common Stock granted under the Corporation’s 1992 Non-Qualified Stock Option Plan for Non-Employee Directors; and options to purchase 37,500 shares of Common Stock granted under the Corporation’s 2001 Directors Stock Option Plan.

6)	Includes options to purchase 495,250 shares of Common Stock granted under the Corporation’s 1994 Flexible Stock Plan; options to purchase 125,000 shares of Common Stock from an independent grant in fiscal 2000; and options to purchase 121,875 shares of Common Stock granted under the Corporation’s 2000 Broad Based Non-Qualified Stock Plan.

7)	Includes options to purchase 10,000 shares of Common Stock granted under the Corporation’s 1992 Non-Qualified Stock Option Plan for Non-Employee Directors; and options to purchase 37,500 shares of Common Stock granted under the Corporation’s 2001 Directors Stock Option Plan.

8)	Includes options to purchase 14,000 shares of Common Stock granted under the Corporation’s 1992 Non-Qualified Stock Option Plan for Directors; and options to purchase 23,333 shares of Common Stock granted under the Corporation’s 2001 Directors Stock Option Plan. Mr. White has advised the Corporation that 710,733 shares of Common Stock beneficially owned by him have been transferred to the Edward A. White Family Limited Partnership, of which Mr. White is the sole general partner and of which he and his wife are the only limited partners.

9)	Includes options to purchase 52,666 shares of Common Stock granted under the Corporation’s 1994 Flexible Stock Plan.

10)	Includes options to purchase 89,000 shares of Common Stock granted under the Corporation’s 1994 Flexible Stock Plan; 28,333 shares of Common Stock granted under the Corporation’s 2000 Broad Based Non-Qualified Stock Plan.

CERTAIN TRANSACTIONS

     The Corporation retained Alliant Partners in fiscal 2003 to act as a financial adviser in connection with the acquisition of Interface Data Systems, Inc. As compensation for their service, the Corporation paid Alliant Partners a fee of $250,000. Norman T. Hall, a director of the Corporation since October 1998 and Chairman of the Compensation Committee, is a partner at Alliant Partners.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation’s directors and officers, and persons who own more than 10 percent of a registered class of the Corporation’s equity securities, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of any equity securities of the Corporation.

     During fiscal 2003, three Form 4 filings were filed after the required due date. One filing of Dante Tarantine due May 23, 2003 was late because of lost correspondence between the Corporation’s office and the SEC, which was rectified upon our being made aware of the situation. The other two late filings due August 1, 2003 and July 8, 2003 for Edward A. White were late due to administrative errors relating to the required conversion from paper to electronic filing. Electronic filing procedures have been implemented and subsequent filings were completed timely.

     Other than as described above, to the Corporation’s knowledge (based solely on review of the copies of such reports furnished to the Corporation), all officers, directors and beneficial owners of greater than 10 percent of the Corporation’s equity securities made all required filings under Section 16(a) on a timely basis.

OTHER MATTERS

     The Board does not know of any other matters, which are likely to be brought before the Annual Meeting. In the event that any other matter properly comes before the Annual Meeting, the proxy holders will vote the enclosed proxy in accordance with their judgment on such matters.

     A copy of the White Electronic Designs Corporation Annual Report to Shareholders for the fiscal year ended September 27, 2003 accompanies this Proxy Statement. The Annual Report includes the Corporation’s Annual Report on Form 10-K for such fiscal year, without exhibits, substantially as filed with the SEC. Copies of the omitted exhibit list are available to any shareholder free of charge. Copies of the omitted exhibits are available for a fee equal to the Corporation’s reasonable expenses in furnishing such exhibits.

     Shareholders desiring copies of either should address a written request to Mr. William J. Rodes, Secretary, White Electronic Designs Corporation, 3601 East University Drive, Phoenix, Arizona 85034, and are asked to mark “2003 10-K Request” on the outside of the envelope containing the request.

SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

     Proposals of shareholders intended to be included in the proxy materials, including director nominee recommendations, relating to the 2005 annual meeting of shareholders, must be received by the Secretary at White Electronic Designs Corporation’s offices at 3601 East University Drive, Phoenix, Arizona 85034, prior to September 25, 2004, and must comply with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended. A shareholder proposal submitted other than pursuant to Rule 14a-8 will be timely for purposes of Rule 14a-4(c)(1) if submitted to the Corporation on or before December 9, 2004. If a proposal is not submitted timely pursuant to Rule 14a-4(c)(1), the proxy holders named in the Corporation’s proxy statement for the 2005 annual meeting of shareholders will have discretionary authority to vote with respect to any such proposal subsequently raised at that meeting. The Secretary will forward all director nominee recommendations to the Corporate Governance and Nominating Committee for its review.

By Order of the Board of Directors,

WILLIAM J. RODES
Secretary and Treasurer
January 23, 2004

Appendix A

WHITE ELECTRONIC DESIGNS CORPORATION

AUDIT COMMITTEE CHARTER

PURPOSE AND AUTHORITY

The Audit Committee is a committee of the Board of Directors of the Company that assists the Board in its oversight responsibilities regarding the Company’s publicly reported financial information and its systems and controls related thereto. In particular, the Audit Committee serves to assist the Board in its oversight of (1) the integrity of the Company’s financial statements, accounting and financial reporting, (2) the Company’s compliance with legal and regulatory requirements, (3) the qualifications and independence of the Company’s independent auditor, (4) the performance of the Company’s internal reporting and audit functions, and (5) the Company’s disclosure controls and procedures and system of internal controls regarding finance, accounting, legal compliance and ethics.

The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as deemed appropriate to fully execute its duties and responsibilities. The Company will provide appropriate funding, as determined by the Audit Committee, for compensation to the independent auditor and to any advisers that the Audit Committee chooses to engage. The Audit Committee may, by majority vote of the full Audit Committee membership, create one or more subcommittees comprised of members of the Audit Committee, and may vest any such subcommittee with the full authority of the Audit Committee with respect to specific matters delegated to such subcommittee.

The Audit Committee will primarily fulfill its responsibilities by carrying out the activities enumerated in Section IV of this Charter. The Audit Committee will have full access to the Company’s executive management and other employees as necessary to effectively carry out its duties and responsibilities.

COMPOSITION OF THE AUDIT COMMITTEE

The Audit Committee will be comprised of three or more members of the Board, each of whom (i) will be a “non-employee director” within the meaning of Rule 16b-3(b)(3) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (ii) will meet the independence requirements of the NASDAQ National Market, the Exchange Act and the Sarbanes-Oxley Act of 2002, all as in effect from time to time. In particular, each Audit Committee member must have a working familiarity with basic finance and accounting practices (including the ability to read and understand fundamental financial statements), and at least one member must be a “financial expert”, as defined by the Securities and Exchange Commission (the “SEC”) pursuant to Section 407 of the Sarbanes-Oxley Act of 2002. The Company will disclose the existence of the “financial expert” member(s) of the Audit Committee in its periodic filings as required by the SEC. No member of the Audit Committee may simultaneously serve on the audit committee of more than three public companies, including the Company.

Each member of the Audit Committee will be elected by the Board of Directors at its annual organizational meeting, or such other meeting as the Board may deem appropriate, and will hold office until his or her successor is duly elected and qualified or until his or her earlier resignation or removal from the Committee by the full Board. Unless a Chair of the Audit Committee is elected by the full Board of Directors, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership. Members of the Audit Committee may only receive compensation in the form of Director’s fees (which may include stock option grants) from the Company.

MEETINGS OF THE AUDIT COMMITTEE

The Audit Committee will meet at least once per calendar quarter, or more frequently as circumstances may dictate in order for it to carry out its duties and responsibilities and to act upon matters falling within its responsibility. The Audit Committee will meet at least quarterly with the independent auditor and management to discuss the Company’s annual audited financial statements and quarterly financial statements, including the Company’s related disclosures in respect of such annual and quarterly financial statements made in its periodic reports filed with the SEC. The Audit Committee may also meet periodically with management and the independent auditor in separate executive sessions to discuss any matters that the Audit Committee or any individual or group believes should be discussed privately.

A majority of the total number of members of the Audit Committee will constitute a quorum for the conduct of business at all Audit Committee meetings. A majority of the members of the Audit Committee are empowered to act on behalf of the Audit Committee. Minutes will be kept of each Audit Committee meeting. The Audit Committee will report regularly to the Board of Directors regarding the execution of its duties and responsibilities, including any material matters covered at any Committee meeting, and a representative of the Committee will report to the Board of Directors on material matters covered at any meeting of the Audit Committee.

RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties, the Audit Committee will do the following:

Independent Auditor Oversight:

Exercise sole and direct authority with respect to the selection, appointment, compensation, review and replacement of the Company’s independent auditor. The Audit Committee may consult with management in connection with such duties, but may not delegate such duties. The independent auditor will report directly to the Audit Committee.

Review and pre-approve both audit and permissible non-audit services to be provided by the independent auditor. This pre-approval duty may be delegated to one or more designated members of the Audit Committee, provided that any pre-approval given by such delegate(s) must be reported to the Audit Committee at its next regularly scheduled meeting. The Audit Committee will ensure that any pre-approval of non-audit services to be performed by the independent auditor are disclosed to investors in the Company’s periodic reports filed under Section 13(a) of the Securities and Exchange Act of 1934.

Obtain and review, at least annually, a report by the independent auditor describing:

•	the independent auditor’s internal quality-control procedures; and

•	any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with any such issues.

Take other appropriate actions as it may deem necessary to satisfy itself of the independent auditor’s independence.

Accounting, Audit and Information Oversight:

Consider, in consultation with the independent auditor, the audit scope and plan of the independent auditor and the Company’s internal audit staff.

Review with management and the independent auditor at the completion of the annual audit and before the filing by the Company with the SEC of the Company’s annual report on Form 10-K for the period in question:

•	the Company’s annual financial statements and related footnotes;

•	the independent auditor’s audit of the financial statements and its report thereon;

•	any audit problems or difficulties encountered by the independent auditor during the course of the audit, and management’s responses to those problems or difficulties;

•	the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s annual report on Form 10-K; and

•	any other matters related to the conduct of the audit that are to be communicated to the Audit Committee under generally accepted auditing standards.

2

Review with management and the independent auditor, prior to the filing by the Company with the SEC of each quarterly report on Form 10-Q, the quarterly financial statements for the applicable fiscal quarter, including the Company’s corresponding disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained in such quarterly report.

Discuss earnings press releases and other similar public announcements with management (prior to their issuance), which may consist of a general discussion of the types of earnings information to be disclosed and the manner of disclosure.

Discuss with management financial information and earnings guidance to be provided to analysts and ratings agencies, which duty may be fulfilled in a general fashion by discussing with management the types of information and guidance that may be provided to analysts and rating agencies.

Review any other relevant reports or financial information submitted by the Company to any governmental body or the public, including management certifications as required by the Sarbanes-Oxley Act of 2002 (Sections 302 and 906) and relevant reports rendered by the independent auditor (or summaries thereof).

Prepare for inclusion in the Company’s annual meeting proxy statement, in consultation with management and legal counsel, the report of the Audit Committee required by the SEC’s rules and regulations.

Financial Reporting Processes, Controls and Policies:

Ensure open communication among the independent auditor, management and the Board of Directors.

Maintain an awareness of key financial reporting issues and regulatory and accounting initiatives, and review proposed or effective changes in financial reporting principles that affect or may affect the Company.

Periodically review with management and the independent auditor:

•	the adequacy and integrity of the Company’s financial reporting processes (both internal and external) and internal control structure, including disclosure controls; and

•	any related significant findings and recommendations of the independent auditor, together with management’s responses.

Review with independent auditor on at least an annual basis:

•	all critical accounting policies and practices applicable to the Company’s financial accounting and reporting;

•	all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

•	other material written communications between the independent auditor and management including, but not limited to, the management letter and schedule of unadjusted differences.

Oversee the resolution of any disagreement between management and the independent auditor in the event that they arise.

Establish procedures for:

•	the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and/or auditing matters; and

•	the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

3

Ethical Compliance, Legal Compliance, and Risk Management

Periodically review with the Company’s counsel and management legal compliance matters including securities trading policies, and any other legal matter that could have a significant impact on the Company’s financial statements and reporting obligations.

Periodically inquire of management and the independent auditor about the significant financial, accounting and other risks or exposures to the Company and assess the steps management has taken to minimize these risks, including an annual review of the Company’s insurance programs and risk assessment and risk management policies.

Review and, if appropriate, approve all transactions between the Company or any of its subsidiaries and any related party. For purposes of this duty, the Audit Committee defines “related party” as (i) an affiliate of the Company or any of its subsidiaries; (ii) a trust for the benefit of employees, such as a pension or profit-sharing trust, that is managed by or under the trusteeship of Company management; (iii) a person or entity that beneficially owns or controls 20% or more of the Company’s outstanding voting stock; (iv) any director, member of management or key employee of the Company; (v) any immediate family member of a person who beneficially owns or controls 20% or more of the Company’s outstanding voting stock or of a director, member of management or key employee of the Company; (vi) any other person or entity that is in a position, directly or indirectly, to significantly influence the management or operating policies of the Company.

Other Responsibilities:

•	Review this Charter at least annually and, if appropriate, recommend changes to the Board of Directors.

•	Conduct a self-assessment on at least an annual basis of the purposes, duties and responsibilities set forth in this Charter to determine whether the Audit Committee is functioning effectively.

•	Perform any other activities consistent with this Charter, the Company’s Bylaws and governing law as the Audit Committee or the Board of Directors deems necessary or appropriate.

4

Appendix B

WHITE ELECTRONIC DESIGNS CORPORATION

CORPORATE GOVERNANCE AND
NOMINATING COMMITTEE
CHARTER

PURPOSE AND AUTHORITY

The Corporate Governance and Nominating Committee of the Board of Directors of White Electronic Designs Corporation (the “Company”) assists the Board by (1) identifying individuals qualified to become Board members and recommending to the Board director nominees for each annual and special meeting of shareholders at which directors are elected, (2) recommending to the Board director nominees for the Company’s Audit Committee, Compensation Committee and this Committee, as well as any other committee of the Board that may be formed from time to time, (3) recommending to the Board corporate governance principals and practices appropriate to the Company, and (4) leading the Board in an annual review of its performance.

The Committee has the authority to obtain advice and assistance from outside legal, accounting, and other advisors and consultants as deemed appropriate to fully execute its duties and responsibilities. The Company will provide appropriate funding, as determined by the Committee, for compensation to such advisers and consultants that the Committee chooses to engage. The Committee may, by majority vote of the full Committee membership, create one or more subcommittees comprised of members of the Committee, and may vest any such subcommittee with the full authority of the Committee with respect to specific matters delegated to such subcommittee.

The Committee will primarily fulfill its responsibilities by carrying out the activities enumerated in Section IV of this Charter. The Committee will have full access to the Company’s executives as necessary to carry out its duties and responsibilities.

COMPOSITION OF THE COMMITTEE

The Committee will be comprised of three or more members of the Board, each of whom (i) will be a “non-employee director” within the meaning of Rule 16b-3(b)(3) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (ii) will meet the independence requirements of the NASDAQ National Market and the Exchange Act, all as in effect from time to time. Each member of the Committee will be elected by the Board of Directors at its annual organizational meeting, or such other meeting as the Board may deem appropriate, and will hold office until his or her successor is duly elected and qualified or until his or her earlier resignation or removal from the Committee by the full Board. Unless a Chair of the Committee is elected by the full Board of Directors, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

MEETINGS OF THE COMMITTEE

The Committee will meet periodically, as necessary to carry out its duties and responsibilities and to act upon matters falling within its responsibility. Non-management directors of the Company who are not members of the Committee are entitled to receive notice of, and may attend, all meetings of the Committee. A majority of the total number of members of the Committee will constitute a quorum for the conduct of business at all Committee meetings. A majority of the members of the Committee are empowered to act on behalf of the Committee. Minutes will be kept of each Committee meeting. The Committee will report regularly to the Board of Directors regarding the execution of its duties and responsibilities, including any material matters covered at any Committee meeting.

RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties, the Committee will do the following:

A.     Board of Directors and Committee Membership and Functions

1.	Develop, and from time to time review and modify, qualifications, skills and business experience criteria required of Board and Board committee members.

2.	Identify, evaluate and recommend to the full Board of Directors, on an annual basis and otherwise as appropriate in the circumstances, candidates for election to the Board and the various committees of the Board.

B.     Corporate Policies and Procedures

3.	Develop and recommend for adoption by the full Board of Directors a set of Corporate Governance Policies and Practices, addressing at least the following matters:

•	Board membership standards, including policies regarding director qualifications, tenure, retirement and succession;

•	director responsibilities, including basic duties and responsibilities with respect to attendance at Board and Board committee meetings and advance review of meeting materials;

•	director access to management and, as necessary or appropriate, independent advisors;

•	director orientation and continuing education;

•	policies for the avoidance of conflicts of interest between directors and management and the Company;

•	blackout, short-swing trading, transaction disclosure and other policies related to trading of Company securities by directors, management and employees;

•	practices for management review and evaluation of internal controls and procedures; and

•	management succession, including policies and principles for Chief Executive Officer selection and performance review, as well as policies regarding succession in the event of an emergency or retirement of the Chief Executive Officer.

4.	Monitor and evaluate the performance of the Board of Directors, including its compliance with the Company’s corporate governance policies and practices, and lead the Board in an annual self-assessment of its practices and effectiveness.

5.	Review the Code of Ethics and Business Conduct and ensure that management has established a system to monitor and enforce compliance with such Code, all as necessary to promote, among other things, (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, (ii) full, fair, accurate, timely and understandable disclosure in the periodic reports required to be filed by the Company, and (iii) compliance with applicable governmental rules and regulations.

6.	Set Company hiring policies for employees or former employees of the Company’s independent auditor consistent with the requirements of the Securities and Exchange Commission and the Nasdaq National Market, including the “cooling off period” for any individual considered for hiring as Chief Executive Officer, Chief Financial Officer, Controller, Chief Accounting Officer or the equivalent, as outlined by Section 206 of the Sarbanes-Oxley Act of 2002.

C.     Other Responsibilities

7.	Review this Charter at least annually and, if appropriate, recommend changes to the Board of Directors.

8.	Conduct a self-assessment on at least an annual basis of the purposes, duties and responsibilities set forth in this Charter to determine whether the Committee is functioning effectively.

9.	Perform any other activities consistent with this Charter, the Company’s Bylaws and governing law as the Committee or the Board of Directors deems necessary or appropriate.

2

PROXY

WHITE ELECTRONIC DESIGNS CORPORATION

PROXY SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 3, 2004

     The undersigned hereby names, constitutes and appoints HAMID R. SHOKRGOZAR AND WILLIAM J. RODES, and each of them, as proxies of the undersigned, with full power of substitution, to vote all shares of common stock of White Electronic Designs Corporation held of record by the undersigned as of the close of business on January 16, 2004 on behalf of the undersigned at the Annual Meeting of Shareholders to be held at 3601 East University Drive, Phoenix, Arizona 85034, on March 3, 2004 at 11:00 a.m. Mountain Standard time. This proxy shall also be valid for any adjournments thereof. This proxy authorizes Mr. Shokrgozar and Mr. Rodes, and each of them to vote on the matters set forth on the reverse side and more fully described in the accompanying Proxy Statement. This proxy hereby revokes any proxy previously given by the undersigned as to these matters.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

WHITE ELECTRONIC DESIGNS

CORPORATION

March 3, 2004

Please date, sign and mail your proxy card in the envelope provided as soon as possible.	COMPANY NUMBER ACCOUNT NUMBER NUMBER OF SHARES

Please detach and mail in the envelope provided.

The Board of Directors recommends a vote FOR the following nominees and
ALL SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN FAVOR OF ALL NOMINEES UNLESS
OTHERWISE INDICATED.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect seven directors of the Corporation

NOMINEES
☐	FOR ALL NOMINEES	☐	Norman T. Hall	2.	To transact such other business as may properly come before the meeting or any adjournments thereof.
		☐	Thomas M. Reahard

☐	WITHHOLD AUTHORITY	☐	Hamid R. Shokrgozar

	FOR ALL NOMINEES	☐	Thomas J. Toy	PLEASE VOTE, SIGN, DATE, AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE

☐	FOR ALL EXCEPT	☐	Edward A. White

	(See instructions below)	☐	Jack A. Henry

		☐	Paul D. Quadros

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the box next to each nominee for whom you wish to withhold your vote, as shown here: ☒

Signature of Shareholder Date:	Signature of Shareholder Date:

Note:	This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.